                                                                   EXHIBIT 10.14

                                 LEASE AGREEMENT

     THIS AGREEMENT, made this 19th day of August [initialed], 2003, by and between AIRTIGHT II, LLC, having an address of 530 Chestnut Street, Manchester, NH 03101 (hereinafter referred to as "Landlord"), and ALLEGRO MICROSYSTEMS, INC., having an address of 955 Perimeter Rd, Manchester, NH 03103 (hereinafter referred to as "Tenant").

                                   WITNESSETH:

     THAT Landlord, for and in consideration of the rentals and covenants hereinafter mentioned on the part of Tenant, its successors and assigns to be performed, has leased, and by these presents does lease, unto Tenant, and Tenant does hereby take and hire from Landlord upon and subject to the conditions hereinafter expressed the entire premises located at 955 Perimeter Rd, Manchester, NH 03103, consisting currently of 97,135 rentable square feet (consisting of 11,747 sf on the first floor, 42,717 sf on the second floor, 42,671 sf on the third floor plus the expansion space described below in the amount of 11,398 square feet) which premises are described as set forth in Exhibit "A" annexed hereto and the lands appurtenant thereto consisting of approximately 29 acres and made a part hereof and also shown as Lot 848-7 on a plan of land entitled "Tax Map 848, Lot 7, Subdivision Plan of Land owned by:
Airtight II, L.L.C., Perimeter Road, Manchester, NH, prepared for Jiten Hotel Management, Inc." dated January 24, 2001, revised through April 9, 2001, prepared by T.F. Moran, Inc. and recorded in the Hillsborough County Registry of Deeds as Plan No. 31126 (hereinafter referred to as the "PREMISES"), together with access to and from the PREMISES across the interior and exterior common ways, if any, and use of the all parking areas, of 955 Perimeter Rd.

     IT IS FURTHER understood and agreed by and between the parties hereto as follows:

                                    ARTICLE 1

                                      TERM

     The term of this lease shall be Fifteen (15) year(s) commencing upon reasonable completion of the fit up work as described in exhibit "A" and Tenant's legal occupancy of said Premises which shall not be later than the date that the City of Manchester issues a certificate of occupancy for the entire building (which date is hereinafter referred to as the Commencement Date) and ending at noon on the Fifteenth Anniversary of the Commencement Date.

                                    ARTICLE 2

                         FIXED RENT AND ADDITIONAL RENT

Tenant covenants to pay to Landlord at the commencement of the lease a net annual basic rental of Nine Hundred Twenty Two Thousand Seven Hundred Eighty Two Dollars And Fifty Cents ($922,782.50) ($9.50 per square foot subject to the escalations as outlined below), in equal monthly installments of Seventy Six Thousand Eight Hundred Ninety Eight Dollars and Fifty Four Cents ($76,898.54) (hereinafter referred to as the "Fixed Rent") as follows:

Tenant shall pay base rent on 97,135 square feet only and shall pay the operating and tax expenses on the entire building for the first twenty four (24) months, Thereafter, Tenant shall pay base rent on the entire building consisting of 108,533 square feet. If, however, Tenant occupies the additional 11,398 square feet prior to the 24 month period, the base rent will be adjusted to include the additional space. Upon Tenant's occupancy of the additional space, Landlord shall either perform additional fit-up at a cost no greater than $100,000.00 or perform no additional fit-up and credit Tenant $100,000.00 against its rental obligations.

In years 6 through 15, Tenant shall also pay additional rent upon the land at a rate $50,000.00 per year and, if tenant elects to build out additional space at the property, the additional land rent rate shall be $75,000.00 regardless of the extent of the build out. Said build out shall be of the same character and quality of the premises as of the Commencement Date and shall become property of the Landlord upon expiration of this lease.

Fixed Rent shall be payable in advance on the first (1st) day of each and every calendar month of the term hereof (hereinafter sometimes referred to as "Rent Days") at the above address of Landlord or at such other place as may hereafter be designated by Landlord.

Fixed Rent shall be paid to Landlord, without notice or demand and without deduction, set-off or other charge therefrom or against the same, for and during each and every lease year of the term of this Lease.

Tenant shall also pay "Additional Rent" consisting of all taxes, assessments, utility costs, repair costs, maintenance and grounds-keeping costs including janitorial, snow removal and landscaping costs, insurance and management fees relating to the Premises which shall be due and payable when due from the billing entity and the management fees shall be due on the Rent Days without any set-off or deduction. The management fee shall be equal to Four Percent (4%) of the base rent as it exists from time to time. In the event of Tenant's default in payment Landlord shall have (in addition to any remedies granted Landlord hereunder for Fixed Rent) all remedies provided by law for non-payment of rent.

Rent for any period of less than one (1) month shall be adjusted pro-rata.

                                    ARTICLE 3

                            ADJUSTMENTS TO FIXED RENT

Fixed Rent shall be subject to adjustment during the term hereof beginning on the Commencement Date and on each subsequent anniversary of that date (each of which is hereinafter referred to as the "Adjustment Date").

Year(s)   $/Square Foot   Monthly Rent
-------   -------------   ------------
1-5       $9.50           $76,898.54 without additional 11,398 and
                          $85,921.95 with additional 11,398 square feet
6-10      $10.45          $94,514.15
11-15     $11.49          $103,920.34

Additionally, in years 6 through 15 or any extensions of this lease, Tenant shall pay the land rent at the rate of $4,166.66 month without the build-out and $6,250.00 with the build out discussed in Article 2 above.

                                    ARTICLE 4

                         TAXES, ASSESSMENTS AND CHARGES

Tenant shall pay as Additional Rent, all real estate taxes, water and sewer assessments and any other assessments or substitutes therefor attributable to any portion of the term hereof. Tenant shall also pay to the appropriate taxing authority the amount of all assessments, impositions and taxes made, levied or assessed against or imposed upon any and all property of Tenant.

If at any time during the term of this Lease the methods of taxation prevailing at the execution hereof shall be changed or altered so that in lieu of or as a supplement to or a substitute for the whole or any part of the real estate taxes or assessments now or from time to time hereafter levied, assessed or imposed by applicable taxing authorities, there shall be imposed (i) a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received from the PREMISES, or (ii) a tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the PREMISES and imposed upon Landlord, or (iii) a license fee measured by the rent payable under this Lease, then all such taxes, assessments, levies, impositions and/or charges, or the part thereof so measured or based shall be deemed to be included in the general real estate taxes and assessments payable by Tenant pursuant hereto, to the extent that such taxes, assessments, levies, impositions and charges are solely related to the Premises and Tenant shall pay and discharge the same as herein provided in respect of the payment of general real estate taxes and assessments. Items payable by Tenant pursuant to the provisions of this Article are sometimes referred to in this Lease as "impositions". The aforementioned adjustment would not apply to any taxes on income.

Tenant shall have the right to seek an abatement of the real estate taxes and Landlord shall have the obligation to cooperate with Tenant in its efforts to achieve any reduction in said taxes. Tenant shall also have the right, with reasonable notice to the Landlord, to negotiate assessments with the Tax Assessor's Office prior to the imposition of said assessment which includes the right to negotiate for an agreed assessment without the requirement of seeking a formal abatement.

                                    ARTICLE 5

                                    INSURANCE

Section 1. Tenant shall procure and maintain at Tenant's sole cost and expense prior to the commencement of the lease and thereafter, throughout the term of this Lease the following insurance with respect to the PREMISES:

(a) Comprehensive single limit general public liability insurance against claims for personal injury, death, or property damage occurring upon, in or about the PREMISES, such insurance to afford protection to the limit of not less than Five Million ($5,000,000.00) Dollars; and

(b) Casualty and fire insurance policies with full extended coverage provisions with respect to the PREMISES including the entire structure and all of Tenants personal property, in an amount not less than the full replacement cost of the buildings and improvements thereon, but in no event less than the amount sufficient to avoid the effect of the co-insurance provisions of the applicable policy or policies.

Section 2. All policies required under the provisions of Section 1 of this
Article 5 shall name Landlord as an additional insured and upon request of Landlord, shall also name any mortgage holder as a loss payee.

Section 3. Neither Landlord, its servants, agents or employees, nor any mortgagee of the PREMISES shall be liable or responsible for, and Tenant hereby releases Landlord, its servants, agents or employees and each mortgagee of the PREMISES from, all liability and responsibility to Tenant and any person claiming by, through or under Tenant, for any injury, loss or damage to any person or property in or around the PREMISES or to Tenant's business irrespective of the cause of such injury, loss or damage except as occasioned by the willful misconduct or negligence of the Landlord and not covered by applicable policies of insurance as provided for in this Lease.

Section 4. All such insurance will be issued by a company or companies authorized to do business in New Hampshire and satisfactory to Landlord, and all such policies (or certificates therefor) shall be delivered to Landlord and shall provide for at least twenty (20) days prior written notice to Landlord of cancellation, except with respect to cancellation on account of non-payment of premiums, which provide for a Ten (10) day notice of cancellation.

                                    ARTICLE 6

                                     REPAIRS

Section 1. Tenant throughout the term of this Lease, at its sole cost and expense, shall take good care of the PREMISES and keep same in good, tenantable order and condition, and shall promptly at Tenant's own cost and expense, make all necessary repairs thereto and replacements thereof, including the repair and replacement of (a) all windows and plate glass in the PREMISES, (b) all the floors whether finished or sub-floors, and (c) the heating, air conditioning, plumbing, electrical, water, sewer, and other utility service systems serving the PREMISES, except repairs and replacements necessitated by damage by fire or other insured casualty or condemnation (which shall be governed by the provisions of Article 15 and 16 of this Lease) and further excepting therefrom those items Landlord is expressly obligated to repair as provided for herein by specific warranties of the Landlord in this Article 6. Tenant shall maintain all equipment which is part of the PREMISES in good and operable condition, except for ordinary wear and tear, and unavoidable casualties.

Landlord hereby warrants that the HVAC System on the first and second floors of the Premises shall be in good working order at the commencement of the lease per the specifications contained within exhibit "A" and hereby warrants same for the first year of the lease including payment of all costs associated with necessary repairs and replacement of same.

Landlord further warrants that it shall be responsible for any roof repairs aggregating more than $10,000.00 in any year of the lease for the first five years of this lease. Tenant shall notify Landlord of the contractors it is utilizing to perform the work and, if the costs of repairs will obligate Landlord to incur costs as provided for above in this subparagraph, Landlord shall have the option to hire contractors of its choice to perform the repairs.

Section 2. All repairs required to be made by Tenant to the mechanical, electrical, heating, ventilating, air conditioning or other systems of the PREMISES shall be performed in a good and workmanlike manner, shall be at least equal in quality, utility and usefulness to the condition at the commencement of this Lease, shall be of a first-class, modern character and shall not diminish the overall value of the PREMISES. All such repairs, replacements and renewals in connection with the PREMISES shall, immediately upon the expiration or earlier termination of the term hereof, be and become the property of Landlord without payment therefor by Landlord and shall be surrendered to Landlord upon the expiration or earlier termination of the term hereof. Upon the expiration or earlier termination of the term hereof, Tenant shall surrender the PREMISES to Landlord in good order, condition and repair, except for ordinary wear and tear, and unavoidable casualties.

Landlord shall not be responsible to Tenant or any other party whatsoever for any loss of or damage to property, or injury to persons occurring in or about the PREMISES by reason of any existing or future condition, defect, matter or thing in the PREMISES, except to the extent occasioned by misconduct or negligence of Landlord, its servants, agents or employees, or any mortgagee, and not covered by applicable policies of insurance required to be maintained by Tenant pursuant to this Lease. In the event that Tenant shall fail or neglect to make any necessary repairs as and to the extent required of Tenant pursuant to this Lease, then Landlord or its agents may, without any obligation so to do, after thirty (30) days notice to Tenant and upon Tenant's failure to cure the same within said thirty (30) days, enter the PREMISES and make said repairs at the cost and expense of Tenant, and in case of Tenant's failure to pay therefor, the said cost and expense shall be added to the next month's rent together with interest at twelve percent (12%) per annum (or the maximum amount permitted by law, whichever shall be less), as Additional Rent and shall be due and payable as such.

Section 3. Tenant shall be responsible for repairs and maintenance for all exterior and interior areas of the Premises, grounds and building maintenance, snow removal, trash removal and maintenance of one (1) entrance way sign at the entrance to the Premises. With respect to the snow removal, Tenant acknowledges that it shall be responsible for removal of the snow from the intersection of Perimeter Road and its access-way to the Premises. Tenant shall also be permitted to receive a proportionate amount of the costs of snow removal from the owners of the adjoining hotel property to the extent that the removal is related to the portion of the access road utilized by the hotel and its guests.

                                    ARTICLE 7

                               COMPLIANCE WITH LAW

Tenant throughout the term of this Lease at Tenant's sole cost and expense, shall promptly comply with all laws and ordinances and the orders, rules, regulations and requirements of all Federal, State and Municipal governments and appropriate departments, commissions, boards and officers thereof and the orders, rules and regulations of any Board of Fire Underwriters or similar body or agency where the PREMISES are situated, or any body, now or hereafter constituted, exercising similar functions, foreseen or unforeseen, ordinary or extraordinary, relating to the PREMISES or to Tenant's use and occupancy thereof.

Tenant will observe and comply with the requirements of the carriers of any policy of insurance respecting the PREMISES and the requirements of all policies of public liability, fire, casualty and all other policies of insurance at any time in force with respect to the PREMISES.

In the event that Tenant shall fail or neglect to comply with any of the aforesaid obligations, then Landlord without obligation so to do, after thirty
(30) days notice to Tenant and upon Tenant's failure to cure the same within said thirty (30) days, may enter the PREMISES and effect compliance at the cost and expense of Tenant, and in case of Tenant's failure to pay therefor, the said cost and expense shall be added to the next month's rent, together with interest at twelve percent (12%) per annum, (or the maximum amount permitted by law, whichever shall be less) as Additional Rent and shall be due and payable as such.

                                    ARTICLE 8

                          ALTERATIONS AND IMPROVEMENTS

With respect to any alterations or additions not defined in Exhibit "A", Tenant shall have the right during the term of this Lease to make such alterations or additions to the PREMISES as Tenant shall deem necessary or desirable in connection with the requirements of its business, which alterations and additions shall be made in all cases subject to the following conditions which Tenant shall observe and perform, unless said alterations or improvements are not material, in which case, the Landlord's approval shall not be required. An alteration shall be conclusively deemed to be material in the event that it changes any structural component of the building, changes the exterior (including windows) of the building, changes the roof of the building or costs in excess of $25,000.00.

(a) No material alteration or addition shall be undertaken until Tenant has obtained Landlord's prior written approval which the Landlord may not unreasonably withhold.

(b) No material alteration or addition shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of the various governmental agencies having jurisdiction thereover. Landlord agrees to join in the application for such permits or authorizations whenever such action is necessary.

(c) All alterations and additions when completed shall be of such a character as not to reduce, or otherwise adversely affect the value of the PREMISES, nor to reduce the size of the building, the cubic content thereof, nor change the character of the PREMISES. Tenant shall make all repairs to and replacements of such alterations and additions made by it in and to the PREMISES.

(d) All work done by Tenant shall be done promptly, in a good and workmanlike manner, and in compliance with the building and zoning laws of the municipality in which the PREMISES are located and in compliance with all laws, ordinances, order, rules, regulations and requirements of all federal, state and municipal governments and the appropriate departments, commissions, boards and officers thereof, and in accordance with the orders, rules and regulations of the Board of Fire Underwriters where the PREMISES are situated or any other body exercising similar functions and having jurisdiction thereof; said alterations or additions shall be constructed and completed free of liens for labor and material supplied or claimed to have been supplied to the PREMISES.

(e) Tenant shall at Tenant's sole cost and expense, at all times when any work is in process in connection with any Tenant alterations or additions after the Commencement Date, maintain Builders Risk casualty insurance policy coverage in the amount of the full replacement cost thereof, and Statutory Workmen's Compensation Insurance covering all persons employed in connection with the work and with respect to whom death or injury claims could be asserted against Landlord, Tenant or the PREMISES, general liability insurance for the mutual benefit of Tenant and Landlord by obtaining policies of insurance with the same limitations of coverages as set forth in Article 5, during the period of such construction. All such insurance will be issued by a company or companies authorized to do business in New Hampshire and satisfactory to Landlord, and all such policies (or certificates therefor) shall be delivered to Landlord and shall provide for at least twenty (20) days prior written notice to Landlord of cancellation, except with respect to cancellation on account of non-payment of premiums, which provide for a Ten (10) day notice of cancellation.

(f) All alterations and additions made or installed by Tenant shall be and become the property of Landlord without payment therefor by Landlord, and shall be surrendered to Landlord upon the expiration or sooner termination of the term of this Lease, unless Landlord requires Tenant to remove the same at Tenant's expense prior to the expiration or sooner termination of the Lease, and in such event Tenant shall restore the PREMISES to the condition it was in prior to the installation of the said improvements or alterations and additions. If Tenant shall not be in default of any of its obligations under this Lease and all prior defaults shall have been fully cured at the termination of the term hereof, Tenant shall have the right to remove its trade fixtures as shown in the attached exhibit "C" and personal property from the PREMISES provided, however, that Tenant shall, at its own cost and expense, repair any damage caused by such removal and shall have restored the PREMISES to the condition that it was in prior to the installation of Tenant's said trade fixtures and personal property, reasonable wear and tear excepted.

Except as above specifically contemplated, Tenant shall not in any manner make or suffer to be made any additions or alterations to or of the PREMISES.

Notwithstanding anything in the foregoing to the contrary, Tenant shall be free at all times to bring its own furniture, equipment, and other personal property on the PREMISES, use the same on the PREMISES and remove the same from the PREMISES upon the termination or expiration of this Lease; provided their removal does not cause any damage to the PREMISES.

                                    ARTICLE 9

                                MECHANIC'S LIENS

Tenant shall not suffer or permit any liens, mechanics' liens, mechanics' notices of intention, or the like to be filed against the PREMISES or any part thereof by reason of work, labor, services, equipment or materials supplied or claimed to have been supplied to or on behalf of Tenant or anyone holding the PREMISES or any part thereof through Tenant. Before any persons or entities perform any work or supply any materials to the PREMISES which could form the basis for a mechanic's lien, Tenant shall utilize its best efforts to require such persons or entities to waive their mechanic's lien rights, said waiver to be done in writing and conspicuously. If any such liens, mechanics' liens, mechanics' notices of intention, or the like shall at any time be filed against the PREMISES, Tenant shall cause the same to be discharged of record within thirty (30) days after the date of filing the same, or if Landlord shall by written agreement with Tenant, permit same to remain undischarged, Tenant shall post an insurance company surety bond providing for and securing due payment thereof and saving Landlord harmless and indemnifying it with respect thereto. Tenant shall not have any right whatsoever to subject the interests of Landlord in the PREMISES or in the fee simple title thereto to any mechanics' liens or other liens whatsoever and nothing contained in this Lease shall be deemed to operate as an expense or implied consent to Tenant to subject the interests of Landlord to any such lien or liens.

                                   ARTICLE 10

                                      WASTE

Tenant covenants not to permit the PREMISES to fall into disrepair or to do or suffer any waste or damage, disfigurement or injury to the PREMISES, or permit or suffer any stationary overloading of the floors thereof.

                                   ARTICLE 11

                             INSPECTION BY LANDLORD

Section 1. Tenant agrees to permit Landlord and the authorized representatives of Landlord to enter the PREMISES during usual business hours of Tenant: (a) for the purpose of inspecting the same and (b) if Landlord so elects, but without any obligation so to do, and if Tenant has failed to do so within a reasonable time, for the purpose of making any necessary repairs to the PREMISES and performing any work therein which may be reasonably necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar body, or which may be reasonably necessary to prevent waste or deterioration in connection with the PREMISES. Nothing herein shall imply any duty upon the part of Landlord to do any work which, under any provision of this Lease, Tenant may be required to perform, and the performance thereof by Landlord shall not constitute a waiver by Landlord of Tenant's default in failing to perform the same. Landlord may, during the progress of any such work in the PREMISES, keep and store upon the PREMISES all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making such repairs or the performance of any such work in the PREMISES, or on account of bringing materials, supplies and equipment into or through the PREMISES during the course thereof, and the obligations of Tenant under his lease shall not thereby be affected in any manner whatsoever; provided always, however, that to the extent that Landlord elects to perform or is obligated to perform any such repairs pursuant to the provisions of this Lease, Landlord agrees that (to the extent reasonably practicable under the circumstances) Landlord shall use its best efforts to cause such repairs to be performed in such a way as to cause a minimum of inconvenience to Tenant on the operation of Tenant's business in the PREMISES and to cause the said work to be accomplished in as expeditious a manner as is reasonably practicable.

Section 2. During the final six (6) months of the term. Landlord is hereby given the right at any time during usual business hours and upon prior notice to Tenant to enter the PREMISES and to exhibit the same for the purposes of sale and/or lease. Landlord shall be entitled to show PREMISES to potential buyers and/or prospective tenants and to display on the PREMISES in such manner as not unreasonably to interfere with Tenant's business the usual "For Sale" or "To Let" signs and Tenant agrees that such signs may remain, unmolested, upon the PREMISES. Tenant shall provide Landlord with a list of competitors. When showing the Premises to Tenant's competitors, Landlord shall use reasonable to notify the Tenant of such showing 10 days prior to same, if practical.

                                   ARTICLE 12

                            ASSIGNMENT AND SUBLETTING

Section 1. Provided that this Lease shall be in good standing and that Tenant shall not be in default of any of its obligations hereunder, Tenant may, without Landlord's consent, assign this Lease or sublet the PREMISES to any subsidiary or parent corporation of the Tenant or to any corporation into or with which the Tenant or its parent or subsidiary corporation shall be duly merged, converted or consolidated under any statutory proceeding, provided that the total assets and net worth of such assignee, after such consolidation or merger, shall be more than that of Tenant immediately prior to such consolidation or merger, and provided further that such successor shall execute an instrument in writing reasonably satisfactory to Landlord's counsel fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and shall deliver the same to Landlord. No such assignment or subletting shall operate to relieve Tenant from any liability hereunder.

Section 2. Tenant shall have the further right to sublease all or a portion(s) of the Premises from time to time to other Tenants provided that the Tenant remains primarily liable to Landlord under the terms of this lease and that the sub-lessee use of the premises is compatible with the general quality and image of the building.

Section 3. Should Tenant at any time during the term hereof desire to assign this Lease or sublet the PREMISES to a party(ies) other than a party(ies) under
Section 1 of this Article 12, Tenant shall furnish Landlord with thirty (30) days or more advance written notice (prior to the date of such proposed assignment) specifying therein the date of such proposed assignment or subletting, the name and address of the proposed assignee or subtenant, and if a corporation or partnership, its principals and the nature of the business proposed to be conducted in the PREMISES by said assignee or subtenant. If Tenant assigns this Lease or sublets the PREMISES without previously obtaining Landlord's consent with respect to the sub-lessee's compatible use of the Premises and sublessee's compatibility with the general quality and image of the building, Landlord, by giving notice to the Tenant within thirty (30) days after receipt of notice thereof, shall have the option to cancel and terminate this Lease effective as of the date of such assignment or subletting or as of the last day of the thirty (30) day notice period mentioned in this sentence, whichever date shall be later. Landlord's failure to exercise its option as contemplated by this Section 3 shall NOT be deemed to constitute Landlord's consent to Tenant's proposed assignment of this Lease of the PREMISES or any part thereof. Landlord shall NOT in any event whatsoever be deemed to be obligated to consent to any proposed assignment of this Lease or subletting of the PREMISES.

Section 4. Without limiting any of the provisions of Article 17, if pursuant to the Federal Bankruptcy Code (or any similar law hereafter enacted having the same general purpose), Tenant is permitted to assign this Lease or sublet the PREMISES notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee or subtenant expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one year's Fixed Rent plus an amount equal to the Additional Rent for the lease year preceding the year in which such assignment or subletting is intended to become effective, which deposit shall be held by Landlord for the balance of the Term, without interest, as security for the full performance of all of Tenant's obligations under this Lease.

Provided that any sublessee commences its sublease prior to the twelfth year of the Commencement Date of this lease, such sublessee shall be permitted to utilize the option terms as provided for herein.

                                   ARTICLE 13

                                    UTILITIES

Section 1. Tenant agrees, at its own sole cost and expense, to pay, or cause to be paid immediately when due, all utility charges separately metered to it including for electricity, light, heat, power, sewer, water, telephone or other communication service, and to indemnify the Landlord and save it harmless against any liability therefor or damages on such account. Landlord shall not in any event be liable to Tenant or responsible to Tenant for any stoppage or interruption in any utility service furnished to the PREMISES or for the failure to obtain or inability to obtain any energy source or fuel of any type or nature whatsoever. No such stoppage or inability of Tenant to obtain any such energy source or fuel shall operate to constitute a constructive eviction of Tenant or relieve Tenant of its obligations to pay rent under this Lease.

Section 2. Tenant shall pay, as Additional Rent, Landlord's cost for all utilities serving the Premises including, but not limited to, water and sewer charges and heat, power and electricity.

Tenant shall have the bills made out to it and shall pay same directly.

                                   ARTICLE 14

                        HOLD HARMLESS AND INDEMNIFICATION

Section 1. This Lease is made upon the express condition that Tenant agrees to save Landlord harmless from and indemnify it against all liabilities, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any injury in or about the PREMISES to any person or persons, including without limitation, Tenant, its servants, agents and employees, and damage in or about the PREMISES to any property of any kind whatsoever, and to whomsoever belonging, including without limitation, damage to property of Tenant, its servants, agents and employees, and other parties, which such injury to persons or damage to property occurs as a result of or from any cause or causes whatsoever, including, without limitation, damage from water and/or steam leakage into or upon the PREMISES or its appurtenances, during the term of this Lease or any occupancy hereunder, except to the extent occasioned by the sole misconduct or negligence of Landlord, its servants, agents or employees, or any mortgagee, and not covered by policies of insurance required to be maintained by Tenant pursuant to this Lease.

"Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, equipment, improvements, wares and merchandise in, upon or about the PREMISES and for injuries to Tenant, its servants, agents, employees or third persons in or about the PREMISES from any cause arising at any time, except to the extent occasioned by the sole misconduct or negligence of Landlord, its servants, agents or employees, or any mortgagee, and not covered by applicable policies of insurance required to be maintained by Tenant pursuant to this Lease.

Section 2. If Landlord is made a party defendant to any litigation concerning a claim whereon Tenant has same duty to hold Landlord free and harmless from and to indemnify Landlord as set forth in paragraph 1, then Tenant shall hold Landlord harmless from all costs including, but not limited to, attorney's fees, and liability by reason thereof incurred by Landlord in connection with such litigation and all taxable court costs regardless of whether any such claim is meritorious or lacking in merit.

Section 3. Tenant's obligations under this Article 14 are conditioned on Landlord's giving written notice to Tenant of any claim or demand by a third party which Landlord has determined has given rise to or could reasonably give rise to a claim for indemnification pursuant to this Article 14 within thirty
(30) days after Landlord receives notice thereof. Tenant shall then have a reasonable time (not to exceed thirty (30) days) after receipt of such written notice from Landlord in which to retain counsel reasonably satisfactory to Landlord to defend such third party claim or demand on behalf of Landlord. In such case, Landlord shall make available to Tenant and its agents and representatives all records and other materials which are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate with and assist Tenant in the defense of such third party claim or demand. So long as Tenant is defending such third party claim or demand in good faith, Landlord shall not settle or compromise such third party claim or demand. In the event of any third party claim or demand for which Landlord is entitled to indemnification hereunder, Tenant shall pay all legal fees and other costs and expenses incurred by Tenant as the same become due, and Tenant shall pay on demand any non-appealable judgment or other resulting obligation of such third party claim or demand.

To the extent that Tenant has an obligation to indemnify the Landlord for any such claims as specified above, Tenant shall have the right to compromise same.

                                   ARTICLE 15

                                    CASUALTY

In case of total or partial destruction of the PREMISES by fire, the elements, or other insured causes during the term of this Lease, the term hereby created shall not terminate and shall nonetheless continue subject to the provisions of this Article 15.

If the PREMISES shall be damaged by fire, the elements, or other insured cause, in whole or in part, then Landlord, its successors or assigns, agree to repair the same with reasonable promptness, provided always however and upon the express condition that there are funds available to Landlord from casualty insurance policy proceeds actually paid to and received by Landlord for such repair work and provided further that such duty to repair by Landlord shall at all times be subject to the approval and consent of the then mortgagee and the willingness of such mortgagee to make the proceeds of casualty insurance policies payable to such mortgagee available to Landlord for such purposes, and subject to the terms and conditions of any mortgage affecting the PREMISES. Tenant shall give immediate written notice to Landlord of any such fire or other damage to the PREMISES. In the event that a mortgagee refuses to rebuild, Tenant shall be given notice of same within 20 days of Landlord's notice of same and shall further be notified whether Landlord has the ability and will, in fact, rebuild or repair the premises. If Landlord will not rebuild the premises, the lease shall immediately terminate retroactive to the casualty date. If Landlord will rebuild or repair, and can not do so within 120 days, the lease will terminate upon Tenant's notice to Landlord of Tenant's desire to terminate the lease provided that Tenant gives Landlord written notice of same within 10 days of its receipt of Landlord's notice.

Upon the occurrence of any damage to the PREMISES by fire, the elements or other insured cause, Landlord shall select an architect or engineer to prepare a report as to the reasonable time necessary to repair or restore the said damage. Said report shall be furnished to Tenant within thirty (30) days from the date of such damage. If in the opinion of such architect or engineer, the PREMISES have been damaged to such an extent as to make the majority thereof wholly untenantable period of one hundred twenty (120) days or more from the date of the issuance of such report by the architect or engineer, then and in such event Landlord or Tenant may terminate the within Lease by written notice to the other party served within ten (10) days after the issuance of the report by the architect or engineer. Upon the exercise of the option herein granted, this Lease shall terminate and be of no further force or effect whatsoever.

Provided that this Lease shall not have been terminated in accordance with the provisions of this Article, Landlord agrees that it shall complete all repair and restoration work within a period of 150 days from and after the date of issuance of any such report by the architect or engineer. In the event that Landlord shall not have substantially completed its work within that time period (subject to unavoidable delays) Tenant may terminate this Lease Agreement at any time after the expiration of such one hundred fifty (150) day period and prior to substantial completion by Landlord of its work in connection with the repair and restoration by serving Landlord with thirty (30) days prior written notice thereof. Landlord may vitiate the effect of such notice by substantially completing its work within such thirty (30) day period.

Anything contained in this Lease to the contrary notwithstanding, in the event that the PREMISES or any part thereof shall be damaged or destroyed by fire or other casualty rendering the Thirty Three (33) percent of the Premises unusable, the Landlord shall have the right to elect, within twenty (20) days after receipt by Landlord of written notice from Tenant of such event, not to repair the same, whereupon Landlord shall, within such time period, serve written notice upon Tenant of Landlord's election to terminate this Lease and thereupon the term of this Lease shall expire and the Tenant shall forthwith quit and surrender the PREMISES.

The Fixed Rent and Additional Rent, or a just proportionate part thereof, according to the nature and extent of the damages sustained, shall be suspended or abated until Landlord shall have repaired or restored the PREMISES hereunder.

Landlord's obligations in connection with any repair and/or restoration work shall and are hereby strictly limited to the replacement of the basic building as let by Landlord to Tenant, including the fit-up as shown in the attached exhibit "A" as of the Commencement Date of the term hereof and in no event shall Landlord be obligated to replace, repair or restore any improvements to the PREMISES or alterations thereof installed therein by or on behalf of Tenant nor shall Landlord be obligated in any event whatsoever to replace, repair or restore Tenant's leasehold improvements, personal property, furniture, fixtures, equipment or the like.

                                   ARTICLE 16

                           CONDEMNATION/EMINENT DOMAIN

Section 1. This Lease shall terminate: (1) if the entire PREMISES shall be taken by condemnation or eminent domain; or (2) at the option of Tenant (exercisable by notice given to Landlord within thirty (30) days after the date of any such taking) if a material part of the PREMISES shall be taken in any condemnation or eminent domain proceeding(s).

Upon the termination of this Lease by reason of condemnation or eminent domain, Tenant shall be liable only for the payment of Fixed Rent and Additional Rent and other charges herein, pro-rated to the date of such termination, and Landlord shall refund any payment in excess thereof to Tenant.

Section 2. Tenant may, if permitted by law, make any application for any award which might be independently payable to it in connection with Tenant's moving expenses, business dislocation damages or for the taking of Tenant's leasehold improvements. Tenant waives its right to and agrees that it shall not (i) make any other claim in or with respect to any condemnation or eminent domain proceedings whatsoever or otherwise, or (ii) make any claim against Landlord in any other action for the value of the unexpired portion of this Lease or the term hereof. Except as above specifically provided, the total amount of all condemnation awards shall be the sole and exclusive property of the Landlord, and Tenant shall not participate therein or in the negotiation thereof or have any rights whatsoever with respect to the awards or the proceeds of any such proceedings.

Section 3. In the event that any part of the PREMISES is taken in any condemnation or eminent domain proceedings and this Lease is not terminated pursuant to Section 1 hereof, then this Lease shall remain in full force and effect as to such remaining portion. Subject to the availability of the proceeds of any award for reconstruction and restoration, Landlord shall promptly reconstruct and restore the portion of the building upon the PREMISES remaining after such taking to the same condition as initially demised hereunder. In no event shall Landlord be obligated to expend any sums for such rebuilding or restoration in excess of the amount of money actually paid to and received by Landlord from any condemning authority, net of all expenses, which expenses shall include any payments required to be made to any mortgagee of the PREMISES under the terms of its mortgage. The balance of any such proceeds shall, after completion of restoration and reconstruction, be retained by Landlord.

                                   ARTICLE 17

                   BANKRUPTCY/INSOLVENCY AND DEFAULT OF TENANT

Section 1. If, during the term of this Lease, Tenant shall materially default in performance of any of the covenants of this Lease (other than the covenants for the payment of Fixed Rent and/or Additional Rent), or if the PREMISES becomes vacant or deserted for a period of more than six (6) months, or if Tenant shall fail to move into or take possession of the PREMISES within fifteen (15) days after the Commencement Date, or if any executions or attachments shall be issued against Tenant or any of Tenant's property whereupon the PREMISES shall be taken or occupied by someone other than Tenant, then in any such event Landlord may give to Tenant notice of any default or of the happening of any contingency in this Article referred to, and if at the expiration of thirty (30) days after such notice is given the default or the contingency upon which said notice was based shall continue to exist, Landlord, at its option may terminate this Lease, and upon such termination Tenant will quit and surrender the PREMISES to Landlord, but Tenant shall nonetheless remain liable under the terms and conditions hereof as herein provided.

Section 2. If Tenant shall default in the payment of the Fixed Rent or Additional Rent, or any part of the same, and if such default shall continues for a period in excess of five (5) days and Landlord Notifies Tenant of same and Tenant does not pay within three (3) of its receipt of said notice, the delinquent and overdue amount, an additional late charge of five percent (5%) shall be due as provided in Article 30 below, and if at the end of five (5) business days after such notice is given the default in the payment of the Fixed Rent, Additional Rent or late charge shall continue to exist, Landlord may immediately thereafter terminate this Lease but Tenant shall nonetheless remain liable under the terms and conditions hereof as herein provided.

Section 3. Upon any termination of this Lease, Landlord or Landlord's agents and/or servants may immediately or at any time thereafter re-enter the PREMISES and remove all persons and all or any property therefrom either by summary proceedings or by any suitable action or proceedings at law and may repossess said PREMISES together with all additions and alterations thereto, without such re-entry and repossession working a forfeiture or waiver of the rents to be paid and the covenants to be performed by Tenant during the full term hereof. In the event of termination of this Lease by reason of the occurrence of any of the events described in this Article, or in the event of the termination of this Lease by summary proceedings or under provisions of law now or at any time hereafter in force by reason of or based upon or arising out of a default under or breach of this Lease on the part of Tenant, or upon Landlord's recovering possession of the PREMISES in any circumstances whatsoever, whether with or without legal proceedings, by reason of or based upon or arising out of a default under or breach of this lease on the part of Tenant, Landlord may, at its option, at any time and from time to time relet the PREMISES, or any part or parts thereof, for the account of Tenant or otherwise, and receive and collect the rents therefor, applying the same first to the payment of such expenses as Landlord may have incurred in recovering possession of the PREMISES, including the legal expenses and reasonable attorneys' fees, and expenses of putting the same into good order or condition or preparing or altering the same for re-rental and all other expenses, commissions and charges paid, assumed or incurred by Landlord in reletting the PREMISES or in connection with a termination of this Lease by reason of Tenant's default and then to the fulfillment of the covenants of Tenant hereunder. Any such reletting herein provided for may be, at Landlord's option, for the remainder of the term of this Lease or for a longer or shorter period and/or for a higher or lower rent and/or with the granting of concessions, provided Landlord shall use reasonable efforts to obtain a reasonable rent and otherwise to mitigate its damages. In any such case and whether or not the PREMISES, or any part thereof be relet, Tenant shall pay to Landlord the Fixed Rent, Additional Rent and all other charges required to be paid by Tenant pursuant to this Lease up to the time of such termination of this Lease, or of such recovery of possession of the PREMISES by Landlord, as the case may be, together with such expenses as Landlord may incur for attorneys' fees, brokerage fees and the cost of putting the PREMISES in good order or for preparing same for re-rental, and thereafter Tenant covenants and agrees, if required by Landlord, to pay to Landlord until the expiration date of the term of this Lease, as herein provided, as and for liquidated damages the equivalent of the amount of all the Fixed Rent reserved herein, Additional Rent and all other charges required to be paid by Tenant, less the net avails of reletting, if any, and the same shall be due and payable by Tenant to Landlord on each of the Rent Days herein provided. In computing such liquidated damages there shall be added to the deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising, and for keeping the PREMISES in good order or for preparing the same for re-letting. Landlord shall be entitled to retain any overage received as a result of its re-letting of the PREMISES.

Section 4. No expiration or termination of the Lease term pursuant to the provisions of this Article or by operation of law, or otherwise (except as expressly provided herein), and no repossession of the PREMISES or any part thereof pursuant to this Article, or otherwise, shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination or repossession.

Section 5. If Tenant fails to pay any sums due Landlord pursuant to the provisions of this Lease, or perform any other material act on its part to be made or performed, as in this Lease provided, except as specifically provided to the contrary herein, then Tenant shall be deemed in default and Landlord may (but shall not be obligated to do so) terminate this Lease if such default shall continue for more than thirty (30) days after written notice thereof from Landlord, without waiving or releasing Tenant from any obligation of Tenant in this Lease contained, and/or Landlord may make payment or perform any other act on the part of Tenant to be made and performed, as in this Lease provided, in such manner and to such extent as Landlord may deem desirable, and in exercising any such rights Landlord may pay necessary and incidental and reasonable costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. All sums so paid by Landlord and all necessary and incidental costs and expenses incurred by Landlord in connection with the performance of any such act by Landlord, together with interest computed thereon at the rate of twelve percent (12%) per annum (or the maximum legal rate of interest applicable to such obligations, if any, then prevailing, whichever shall be less), from the date of the making of such expenditure by Landlord shall be deemed Additional Rent hereunder and, unless otherwise expressly provided, shall be payable to Landlord upon demand or at the option of Landlord, may be added to Fixed Rent or Additional Rent then due or thereafter becoming due under this Lease, and Tenant covenants to pay any such sum or sums, with interest as aforesaid, and Landlord shall have, in addition to any other right or remedy, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Fixed Rent.

Section 6. If this Lease shall terminate by reason of the occurrence of any default of Tenant or any contingency mentioned in this Article, Landlord shall at its option and election be entitled, notwithstanding any other provision of this Lease, or any present or future law, to recover from Tenant or Tenant's estate (in lieu of all monetary claims against Tenant for damages, additional rents, impositions and other charges) as damages for loss of the bargain and not as a penalty, a lump sum which at the time of such termination of this Lease equals the then present worth of the Fixed Rent and all other charges payable by Tenant hereunder that were unpaid or would have accrued for the balance of the term, less the fair and reasonable rental value of the PREMISES as determined by any fact finder on a suit on same, for the balance of such term, such lump sum being discounted to the date of termination at the rate of ten percent (10%) per annum, unless any statute or rule of law governing the proceeding in which such damages are to be proved shall limit the amount of such claim capable of being so proved, in which case Landlord shall be entitled to prove as and for liquidated damages by reason of such breach and termination of this Lease, the maximum amount which may be allowed by or under any such statute or rule of law. Nothing herein contained shall limit or prejudice Landlord's right to prove and obtain as liquidated damages arising out of such breach or termination the maximum amount to be allowed by or under any such statute or rule of law which may govern the proceedings in which such damages are to be proved.

Section 7. No receipt of payment by Landlord from Tenant, after the termination of this Lease, as herein provided, shall reinstate, continue or extend the term or operate as a waiver of the right of Landlord to recover possession of the PREMISES, it being agreed that, upon termination, any and all payments collected shall be on account of Tenant's obligations hereunder.

                                   ARTICLE 18

                                     NOTICES

All notices, demands and requests which may or are required to be given to either party to the other shall be in writing and shall be served by personal service or by Federal Express or Express Mail. All notices, demands and requests by Landlord to Tenant shall be sent to Tenant at the PREMISES addressed attention to Ravi Vig, with a copy by regular mail to Fred Windover, general counsel, at 115 Northeast Cutoff, PO Box 15036, Worcester, MA 01615 and at such other place as Tenant may, from time to time, designate in a written notice to Landlord.

All notices, demands and requests by Tenant to the Landlord shall be sent to Landlord at address first shown above with a copy to Emile R. Bussiere, Jr. at 15 North Street in Manchester, NH 03104 or at such other place or to such other parties as Landlord may from time to time designate in written notice to Tenant.

                                   ARTICLE 19

                              LESSER AMOUNT OF RENT

No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Fixed Rent and Additional Rent herein stipulated shall be deemed to be other than on account of the earliest Fixed Rent or Additional Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease or at law provided.

                                   ARTICLE 20

                                 QUIET ENJOYMENT

Section 1. Landlord covenants and agrees that it has and will have at the commencement of the term of this Lease full right and power to execute and perform this Lease and to grant the estate demised herein and the right to sell if the option is exercised. Landlord further covenants that it will not lease or use any other portion of the Premises throughout the term of this Lease.

Section 2. Landlord covenants and warrants that Tenant, upon paying the Fixed Rent, Additional Rent and all charges herein provided for and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, shall lawfully and quietly hold, occupy and enjoy the PREMISES during the term of this Lease, without hindrance or molestation of Landlord or of any person or persons claiming under Landlord, and Landlord covenants and agrees that it will defend Tenant in such peaceful and quiet use and possession of the PREMISES against the claims of all such persons and corporations.

                                   ARTICLE 21

                       LIMITATION OF LANDLORD'S LIABILITY

The term "Landlord" as used in this Lease, so far as covenants and/or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the PREMISES and in the event of any transfer or transfers of the title to such fee Landlord herein named (and in the case of any subsequent transfers or conveyances the then grantor) shall be automatically freed and relieved from and after the date of such conveyance or transfer of all liability for the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant. Further, in the event of any transfer or transfers of title of such fee, whether by liquidation or otherwise, then, by such transfer, the transferee shall assume and accept all of the obligations of Landlord herein.

                                   ARTICLE 22

                                ESTOPPEL NOTICES

Tenant agrees at any time and from time to time upon not less than ten (10) days prior written request by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), the Commencement Date of the term hereof, the dates to which the Fixed Rent and other charges have been paid in advance, if any, and whether the Landlord is in default hereunder, it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser of Landlord's interests herein.

                                   ARTICLE 23

                                    REMEDIES

The specified remedies to which Landlord and Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord or Tenant may be lawfully entitled in case of any breach or threatened breach by Landlord or Tenant of any provisions of this Lease. The failure of Landlord or Tenant to insist in any one or more cases upon the strict performance of any of the covenants of this lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment for the future of such covenant or option. A receipt by Landlord of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord or Tenant of any provision of this Lease or of any breach shall be deemed to have been made unless expressed in writing and signed by Landlord or Tenant (as the case may be). In addition to the other remedies in this Lease provided, Landlord or Tenant shall be entitled to the restraint by injunction of the violation or attempted or threatened violation, of any of the covenants, or provisions of this Lease.

                                   ARTICLE 24

                               UNAVOIDABLE DELAYS

In the event that Landlord or Tenant shall be delayed or prevented from performing any of its obligations pursuant to the provisions of this Lease (other than Tenant's obligation to pay money) due to governmental action, or lack thereof, or due to shortages of or unavailability of materials and/or supplies, labor disputes, strikes, slow downs, job actions, picketing, secondary boycotts, fire or other casualty, delays in transportation, acts of God, failure to comply or inability to comply with any orders or request of any governmental agencies or authorities, acts of declared or undeclared war, public disorder, riot or civil commotion, or due to any other cause beyond the reasonable control of such party, then such party shall in any or all such events be excused from its obligation to perform and comply with such provisions of this Lease for a period of time commensurate with any delay so caused, without any liability to the other party therefor whatsoever, and all time periods provided for herein for performance of any such obligations shall be extended for a period of time commensurate with any such delay.

                                   ARTICLE 25

                                  SUBORDINATION

Tenant covenants that its rights under this Lease are now and will be subordinate to the operations and effect of the mortgage now existing and/or any subsequent mortgage hereafter existing (all of which may be referred to in this Lease as "Mortgage") upon the PREMISES or any part or portion there of without any further written document from Tenant; however, Tenant agrees to execute any instrument required by Landlord in furtherance of the provisions hereof and provided that and any mortgagees or successor owners shall be bound by the terms of this lease unless same is in default.

                                   ARTICLE 26

                               NOTICES OF DEFAULT

Tenant agrees that any default notice served upon Landlord shall also be served upon any mortgagee of the PREMISES, the name(s) of which Landlord shall have furnished to Tenant theretofore. Tenant further agrees that Landlord's mortgagee(s) shall have and be deemed to have the same period of time to cure any of Landlord's defaults pursuant to the provisions of this Lease as Landlord shall be granted pursuant to the provisions of this Lease.

                                   ARTICLE 27

                                 NOTICE OF LEASE

Upon the request of either of the parties hereto, the parties agree to execute a notice of this Lease for purposes of recording in the County in which the PREMISES are located, in the form required by law. Said notice shall not amend, alter or modify any of the terms, covenants or conditions of this Lease. The purpose of such form shall be to furnish notice of the existence of this Lease to any prospective purchasers or mortgagees of the PREMISES or assignees of the interests of either party hereto or to any other party having an interest in the PREMISES.

                                   ARTICLE 28

                                       USE

It is specifically understood and agreed that no part of the PREMISES shall, at any time, be used for any purpose other than general office, testing and light manufacturing, product development, warehousing, distribution and laboratory testing and that the use shall not emit or produce loud noises, vibrations, noxious fumes or odors that would constitute a nuisance to neighboring landowners and shall not constitute a nuisance or be unlawful.

                                   ARTICLE 29

                              CONDITION OF PREMISES

The PREMISES are being leased by Landlord to Tenant, and shall be delivered to Tenant, in their present condition "as is" and Landlord shall not be obligated to perform any additional work of any type or nature whatsoever in connection with said PREMISES in order to prepare same for Tenant's use or occupancy, except as may be specified in Exhibit A. Tenant shall, at its own sole cost and expense, obtain any and all zoning and other governmental permits required in connection with the operation of its business in the PREMISES for the use(s) herein specified or permitted. Landlord represents that it is not aware of any specific permits required for Tenant's intended use of the Premises. Landlord further represents that to the best of its knowledge and consistent with its experience with the City of Manchester, the issuance of a Certificate of Occupancy is the equivalent of the City certifying that there are no code violations at the Premises.

                                   ARTICLE 30

                                  LATE CHARGES

In the event that any installation of Fixed Rent or Additional Rent shall be delinquent and overdue for a period in excess of five (5) days and Landlord Notifies Tenant of same and Tenant does not pay within three (3) of its receipt of said notice, the delinquent and overdue amount, a "late charge" of five cents ($.05) for each dollar ($1.00) so delinquent and overdue shall be due to Landlord for the purpose of defraying the Landlord's expenses incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other remedy which the Landlord may have and is in addition to any reasonable fees and charges of any attorney which the Landlord may employ to enforce the Landlord's remedies in connection with any default hereunder, whether such remedy(ies) shall be authorized herein, or by law.

Such "late charge", if not previously paid, shall at the option of the Landlord, be added to and become a part of the succeeding monthly installment of Fixed Rent to be made under this Lease.

                                   ARTICLE 31

                                  MISCELLANEOUS

(a) The covenants and agreements herein contained shall bind and inure to the benefit of Landlord and Tenant, their heirs, executors, administrators, successors and assigns.

(b) If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable, the remainder of this Lease shall not be affected thereby.

(c) Whenever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and the neuter genders.

(d) The enumeration anywhere in this Lease of any right or remedy of either party shall not be construed as an exclusion or substitution of any other rights or remedies conferred under this Lease or applicable by law.

(e) This Lease shall not be modified or canceled except by a writing subscribed to by the parties.

(f) The submission of this Lease for examination does not constitute a reservation of or option for the PREMISES and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

(g) This Lease shall be governed by and in accordance with the laws of the State of New Hampshire.

(h) Landlord acknowledges receipt of $100,000.00 paid by Tenant towards its initial rent obligations to be immediately credited against rent as same becomes due.

(i) As an additional remedy, Landlord shall, upon execution of this Lease, deposit $100,000.00 to be held in escrow by Tenant's counsel, Richard Kneeland, which may be used to complete agreed to fit-up as provided for in attachment "A" in the event that Landlord does not perform the fit-up as agreed. This deposit shall be returned to Landlord sixty days after the Commencement Date.

(j) Landlord shall not lease any portion of the Premises to any third party.

(k) Tenant shall be permitted to move into the third floor of the Premises prior to the Commencement Date and shall be obligated to pay a proportionate share of Rent and Additional Rent upon such occupancy. Additional Rent during this period which is prior to the Commencement Date shall include Tenant's proportionate share of Landlord's costs of operating the Premises, including, insurance, taxes, utilities, water and sewer charges, maintenance, repairs and grounds-keeping.

                                   ARTICLE 32

                               OPTION TO PURCHASE

During the 6 though 15 years of this lease, Tenant shall have the option to purchase the Premises. In years 6 through 10, the option to purchase price shall be $13,157,000.00 without the expansion space and $13,435,000.00 with the expansion space. In years 11 through 15, the option to purchase price shall be $14,412,000.00 without the expansion/build-out space and $14,689,000.00 with the expansion/build-out space.

The option to purchase as stated herein is assignable.

To exercise the option, Tenant shall notify Landlord of its intention to exercise same, a Purchase and Sales Agreement in standard form will be executed within 30 days thereafter and the closing shall take place within 60 days thereafter.

Upon such sale, the Landlord shall indemnify and hold harmless the Tenant from any and all costs incurred by Tenant on account of any Hazardous Waste as commonly defined by governmental agencies located upon the Premises at the time of the closing (date of transfer of fee interest from Landlord to Tenant) provided that Tenant did not generate or cause the waste to become present upon the Premises and provided further that Tenant does not directly request orders of any governmental authority to mandate a remediation or clean up plan unless same is required by law. This indemnification shall expire and be of no further force or effect on the Fifteenth Anniversary of the closing date (date of transfer of fee interest from Landlord to Tenant) on the Premises. Tenant acknowledges receipt of the following:

     1. Sanders, A Lockheed Martin Company, ASTM Phase I, Environmental Resource Management, 955 Perimeter Road, Manchester, NH, dated May 10, 1999,

     2. Engineering Evaluation of Contamination Report, Former Grenier Air Force Station, Manchester Airport, dated July 1997,

     3. Draft, Supplemental Remedial Investigation at the Former Grenier Air Force Station, dated February 5, 1998.

The indemnification shall be limited to the cost of remediation which shall include any engineering plans, environmental consultant fees (including studies), testing fees, attorney fees, actual remediation, fines and shall not encompass such items as loss of value of premises unless the Landlord fails to perform the required remediation in reasonable dispatch.

                                   ARTICLE 33

                          WAIVER OF SUBROGATION RIGHTS

The Tenant and Landlord hereby waive all rights of recovery against the other and the other's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the other is insured. The Tenant shall obtain from the insurance carriers providing insurance pursuant to the terms of this lease such waivers and Landlord shall procure such waivers from any additional insurance carrier covering the Premises or liabilities of Landlord with respect to the Premises.

                                   ARTICLE 34

                              SURRENDER OF PREMISES

At the expiration of said term, the Tenant shall quit and surrender possession of the said PREMISES to the Landlord. The Landlord shall have the right during the last ninety (90) days of the term hereof to make a comprehensive inspection of the PREMISES. In the event any repairs must be made by Tenant the same shall be made prior to the expiration of the lease term.

                                   ARTICLE 35

                                    HOLDOVER

In the event Tenant does not surrender the PREMISES at the expiration of the term, Tenant's continued occupancy shall be subject to Landlord's rights to re-enter the PREMISES and remove all persons and any property therefrom either by summary proceedings or by any suitable action or proceedings at law or in equity. Nevertheless, Tenant, while it continues occupancy after the expiration of the term hereof, shall remain liable for all Fixed Rent, Additional Rent and charges payable hereunder as if the term had been extended, but during such period of occupancy the Fixed Rent shall be two (2) times what had been due hereunder prior to the expiration of the terms.

                                   ARTICLE 36

                                    GUARANTY

See guaranty attached hereto as exhibit "B". Tenant shall have the ability to terminate the guarantee attached hereto upon the placement of a cash escrow in the equal amount of the then Guaranteed Amount or a performance bond. The parties also agree to reasonably agree to other suitable substitutes for the guarantee.

                                   ARTICLE 37

                            INVALIDITY OF PROVISIONS

If any term or provision of this Lease or the application hereof to any person or circumstance shall, to any extent, be invalid or unenforceable, or subsequently become invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law except to the extent that such invalidity causes a material change to the benefits and obligations hereunder.

                                   ARTICLE 38

                                 RENEWAL OPTIONS

Tenant shall have the option to renew the lease for three consecutive 5 year terms at a basic rental rate of Eighty Percent (80%) of the then fair market rental rate but in no event, less than the rate for the previous lease year. In order to exercise each option, Tenant shall notify Landlord in writing, of its decision to exercise the option prior to 6 months in advance of the termination of the then lease term, time being of the essence.

In order to determine the then fair market rental rate, the parties, if they can not agree, shall submit the issue to binding arbitration wherein each party will choose one arbitrator and the two arbitrators shall choose a third. The evidence of fair market rental value shall be submitted to the panel and a decision by the majority of the panel shall be binding upon the parties.

                       [SIGNATURES TO FOLLOW ON NEXT PAGE]

     IN WITNESS WHEREOF these presents have been signed, sealed and delivered the day and year first above written.

                                        ALLEGRO MICROSYSTEMS, INC.


/s/ Fred A. Windover                    By: /s/ Dennis Fitzgerald
-------------------------------------       ------------------------------------
WITNESS                                     Dennis Fitzgerald, President


                                        AIRTIGHT II, LLC


/s/ [illegible]                         By: /s/ Arthur Sullivan
-------------------------------------       ------------------------------------
WITNESS                                     Arthur Sullivan, Member